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                                                                    Exhibit 99.6
                                                                         Page 12

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
   CASE NAME:   Aerovox, Inc.                         STATEMENT OF SOURCES AND USES OF CASH              FORM OPR-6
   CASE NUMBER:   01-14680 jnf                               FOR MONTH ENDED:

                                          28-Jul-01      25-Aug-01        29-Sep-01        27-Oct-01        01-Dec-01
                                          ---------      ---------        ---------        ---------        ---------
SOURCES OF CASH

 Net Income (Loss)                          ($663,280)      ($869,898)      ($770,427)         ($888,411)   ($1,010,724)
                                          ------------ ---------------  --------------  -----------------  -------------

   Depreciation and Amortization              281,044         286,760         243,404            285,386        292,400
                                          ------------ ---------------  --------------  -----------------  -------------

   Other non-cash
                                          ------------ ---------------  --------------  -----------------  -------------

   A/R Allowance                               19,166         800,000          14,205             23,851         12,531
                                          ------------ ---------------  --------------  -----------------  -------------

OPERATIONS

 Add: Decrease in Assets
                                          ------------ ---------------  --------------  -----------------  -------------

   Accounts Receivable                      1,246,708               0         400,947            482,840        302,260
                                          ------------ ---------------  --------------  -----------------  -------------

   Inventory, at cost                          39,673         220,150         538,077             56,623        659,422
                                          ------------ ---------------  --------------  -----------------  -------------

   Prepaid Expenses and current assets              0         642,414          38,961             42,661              0
                                          ------------ ---------------  --------------  -----------------  -------------

   Property, Plant and Equipment                    0               0               0                  0              0
                                          ------------ ---------------  --------------  -----------------  -------------

   Other (including Intercompany Activity)    127,502           1,083       1,311,034            410,958        233,528
                                          ------------ ---------------  --------------  -----------------  -------------

 Increases in Liabilities:

   Pre Petition Liabilities                   627,130               0          60,587                  0              0
                                          ------------ ---------------  --------------  -----------------  -------------

   Post Petition Liabilities                        0         247,713          80,775            485,042        307,127
                                          ------------ ---------------  --------------  -----------------  -------------

   Other Liabilities per Book                       0               0         680,712                  0              0
                                          ------------ ---------------  --------------  -----------------  -------------

   TOTAL SOURCES OF CASH (A)                1,677,943       1,328,221       2,598,276            898,949        796,544
                                          ------------ ---------------  --------------  -----------------  -------------

USES OF CASH

 Less: Increase in Assets:

   Accounts Receivable                              0        (356,957)              0                  0              0
                                          ------------ ---------------  --------------  -----------------  -------------

   Inventory, at cost                               0               0               0                  0              0
                                          ------------ ---------------  --------------  -----------------  -------------

   Prepaids and Other assets                  (81,804)              0               0                  0        (35,668)
                                          ------------ ---------------  --------------  -----------------  -------------

   Property, Plant, and Equipment             (22,489)        (35,362)        (33,993)            (9,779)       (21,801)
                                          ------------ ---------------  --------------  -----------------  -------------

   Other (including Intercompany Activity)    (77,690)     (1,075,913)     (1,351,754)          (104,298)      (173,488)
                                          ------------ ---------------  --------------  -----------------  -------------

 Decreases in  Liabilities:

   Pre Petition Liabilities                         0        (409,001)              0            (51,075)       (26,761)
                                          ------------ ---------------  --------------  -----------------  -------------

   Post Petition Liabilities                 (270,890)              0               0                  0              0
                                          ------------ ---------------  --------------  -----------------  -------------

   Other Liabilities per Book                (128,345)        (20,293)       (550,895)          (100,639)        (1,524)
                                          ------------ ---------------  --------------  -----------------  -------------

 TOTAL USES OF CASH (B)                      (581,218)     (1,897,525)     (1,936,642)          (265,791)      (259,243)
                                          ------------ ---------------  --------------  -----------------  -------------

NET SOURCE (USE) OF CASH (A-B=NET)         $1,096,725       ($569,303)       $661,634           $633,158       $537,301
                                          ------------ ---------------  --------------  -----------------  -------------

CASH-BEGINNING BALANCE (See OPR-1)         $2,120,007      $3,216,732      $2,647,429         $3,309,063     $3,942,222
                                          ------------ ---------------  --------------  -----------------  -------------

CASH-ENDING BALANCE (See OPR-1)            $3,216,732      $2,647,429      $3,309,063         $3,942,222     $4,479,523
                                          ============ ===============  ==============  =================  =============
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